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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934


                         June 17, 1998
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                 (Date of earliest event reported)



                 National Equities Holdings, Inc.
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     (Exact name of registrant as specified in its charter)


        Delaware                    033-19992-LA             33-0284600
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 (State or other jurisdiction   (Commission File Number)  (IRS Employer
   of incorporation)                                      Identification No.)


13700 Veterans Memorial, Suite 410, Houston, Texas              77014
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 (Address of principal executive offices)                      (Zip Code)



                                 (281) 583-1280
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               (Registrant's telephone number, including area code)


                                 Not applicable
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  (Former name, former address and former fiscal year, if changed since last report)




                       Page 1 of 5  Pages
                Exhibit Index appears on Page 4
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Form 8-K
Page 2

ITEM 4.  Changes in Registrant's Certifying Accountant.

    On June 17, 1998, Alvin L. Dahl & Associates, Inc. (the "Former Auditors"), informed the President of National Equities Holdings, Inc. (the "Company") and the Securities and Exchange Commission ("SEC") that the Former Auditors resigned as the Company's independent auditors as set forth in Exhibit 99.1 to this Report on Form 8-K. The decision to resign was made by the Former Auditors and has not been formally approved or disapproved by the Company's Board of Directors.

    The report of the Former Auditors on the Company's financial statements for the years ended December 31, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion. The report did question the ability of the Company to continue as a going concern, because the Company has sustained significant operating losses and abandonment of its oil and gas operations.

    Management of the Company believed certain notes to the financial statements did not adequately describe the condition of the Company and decided not to release the financial statements until appropriate changes were made thereto. In addition, the Company filed a lawsuit against a director and stockholder of the Company and certain related parties. See
Item 5 below. Due to conflict between members of the Company's directors, the Former Auditors resigned. The Company engaged Weinstein Spira & Company, P.C., Houston, Texas, as its independent auditors ("Weinstein Spira") to audit the financial statements of the Company for the year ended December 31, 1997. The Company had not previously consulted with the Weinstein Spira on any matter prior to its engagement.

    During discussions with the Former Auditors relative to the Company's fiscal years ended December 31, 1996 and 1997 and through June 17, 1998, it was determined that (i) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Auditors would have caused them to make reference thereto in their report and (ii) there were no reportable events as defined in paragraph 304(a)(1)(v) of Regulation S-K. In light of this determination, Management and the Former Auditors concluded, based upon the subsequent event of the litigation, that minor changes to the notes to the December 31, 1997 financial statements were necessary and that instead of using the Weinstein Spira firm, the Former Auditor would revise his report to reflect the litigation. These changes are now included in the audit report of the Former Auditor.

    On April 1, 1998, the Company filed a Form 12b-25 with respect to its inability to file a Form 10-KSB for the year ended December 31, 1997 (the "Form 10-KSB"). Having received the Former Auditors' revised report of the Company's December 31, 1997 and 1996 financial statements, the Company intends to file the Form 10-KSB with the SEC within the next forty five days.
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Form 8-K
Page 3

    The Company requested the Former Auditors to furnish it a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter dated July 21, 1998, is filed as Exhibit 16.1 to this Current Report on Form 8-K. The engagement of Weinstein Spira is being revised to provide solely for the audit of the Company's financial statements for December 31, 1998 and no review of the financial statements for the previous year.

ITEM 5.  Other Events.
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    On June 16, 1998, the Company filed a complaint in the 295th Judicial
District for the District Civil Court of Harris County Texas against Billy Knollenberg, Bradley Knollenberg, Doris Knollenberg, Erin Oil Exploration Inc. ("Erin") and Gulf Minerals Exploration Inc. (also known as the Knollenberg Gulf Minerals Limited Partnership) ("Gulf Minerals") (collectively designated herein as the "Defendants"), Case No. 98-28403. (See Exhbit 99.2.) Billy Knollenberg was the former Chairman of the Board, and remains a director of the Company. Doris Knollenberg is a former director of the Company and Bradley Knollenberg is
a former officer of the Company.   The Company Complaint alleges, among other
things, mismanagement of the business and financial affairs, of and breach of fiduciary duty to, the Company by Billy and Doris Knollenberg, self-dealing and wrongful conversion by the Knollenbergs in the issuance of securities of the Company to themselves, Erin and Gulf Minerals for inadequate or insufficient consideration. As a remedy for such alleged acts, the Company has demanded in its petition that any and all securities issued invalidly be canceled, that Billy Knollenberg be removed from his position as a director of the Company, that an injunction be issued against the Defendants in such action enjoining them from directly or indirectly selling any securities of the Company held by them and that the Court, upon a proper finding, cancel and rescind the securities of the Company improperly issued to said Defendants.

    On July 10, 1998 the Company was served with an Answer and Original Counterclaims by the Defendants in response to its Complaint. (See Exhibit 99.3.) The Company is in the process of reviewing this pleading and intends to prosecute this lawsuit.

    On May 12, 1997, the Company, along with Bill M. Knollenberg, Erin Oil Exploration, Inc.("Erin Oil") and Erin Gas Producers, was named as one of the defendants in an action by Suzanne R. Wilkes in the 165th Judicial District for the District Civil Court of Harris County, Texas, Case No. 97-25432, in which she claimed damages in connection with her purchase of debentures of Erin Oil, a Company affiliated with the Knollenbergs. On May 5, 1998, a Mediation Settlement Agreement was executed between the parties in which a judgment against Mr.Knollenberg and Erin Oil was agreed. In addition, Ms. Wilkes was given the right to convert the Erin Oil debentures she owned into 400,000 shares of Company common stock. These 400,000 shares were to be issued out of 2,913,000 shares, which had previously been set aside pursuant to an agreement between the Company and Erin Oil for the purpose of the conversion of the outstanding Erin Oil debentures.
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Form 8-K
Page 4

ITEM 7.  Financial Statements and Exhibits.
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Exhibits:
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            Exhibit Number                      Description
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                 16.1             Letter from Alvin L. Dahl & Associates, Inc.


                 99.1 Letter of resignation of Alvin L.Dahl & Associates, Inc. as independent accountants of the Company.

                 99.2 Petition of the Company against Billy Knollenberg, et al., Case No. 98-28403

                 99.3             Answer and Original Counterclaim
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Form 8-K
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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NATIONAL EQUITIES HOLDINGS, INC.



Date: July 21, 1998               By:  /s/ Jack Chance
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                                       Jack Chance
                                       Chief Executive Officer
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